                                                                   EXHIBIT 99.05

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-5

                -----------------------------------------------

                Monthly Period:                  12/01/96 to
                                                 12/31/96
                Distribution Date:               01/15/97
                Transfer Date:                   01/14/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders per $1,000 original
        certificate principal amount

                              Class A                               $4.80416666
                              Class B                                4.97083325
                              Collateral Inv. Amt.                   5.30445439
                                                          ----------------------
                              Total (weighted avg.)                 $4.86752859

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                               $4.80416666
                              Class B                                4.97083325
                              Collateral Inv. Amt.                   5.30445439
                                                          ----------------------
                              Total (weighted avg.)                 $4.86752859
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-5
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                               $0.00000000
                              Class B                                0.00000000
                              Collateral Inv. Amt.                   0.00000000
                                                          ----------------------
                              Total                                 $0.00000000
                                                          ======================

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during the
        Monthly Period which were allocated in respect of the Certificates

                              Class A                            $52,561,316.85
                              Class B                              4,122,413.32
                              Collateral Inv. Amt.                 6,644,708.03
                                                          ----------------------
                              Total                              $63,328,438.20
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Allocations of Finance
        Charge Receivables processed during the Monthly
        Period which were allocated in respect of the Certificates

                              Class A                             $7,113,413.91
                              Class B                                557,122.58
                              Collateral Inv. Amt.                   899,846.86
                                                          ----------------------
                              Total                               $8,570,383.35
                                                          ======================

    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)  The aggregate amount of Principal
             Receivables in the Trust as of the last
             day of the Monthly Period
                                                             $19,169,342,494.19


        (b)  Invested Amount as of the last day
             of the Monthly Period

                              Class A                           $500,000,000.00
                              Class B                             39,160,000.00
                              Collateral Inv. Amt.                63,250,000.00
                                                          ----------------------
                              Total                             $602,410,000.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-5
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        (c)  The Floating Allocation Percentage: The
             Invested Amount set forth in
             paragraph 3(b) above as a percentage of
             the aggregate amount of Principal
             Receivables as of the Record Date set
             forth in paragraph 3(a) above

                              Class A                                    2.608%
                              Class B                                    0.204%
                              Collateral Inv. Amt.                       0.330%
                                                          ----------------------
                              Total                                      3.142%

        (d)  During the Amortization Period: The
             Invested Amount as of _______ (the last
             day of the Revolving Period)

                              Class A                                      N.A.
                              Class B                                      N.A.
                              Collateral Inv. Amt.                         N.A.
                                                          ----------------------
                              Total                                        N.A.

        (e)  The Fixed/Floating Allocation Percentage:
             The Invested Amount set forth in
             paragraph 3(d) above as a percentage of
             the aggregate amount of Principal
             Receivables set forth in paragraph 3(a)
             above

                              Class A                                      N.A.
                              Class B                                      N.A.
                              Collateral Inv. Amt.                         N.A.
                                                          ----------------------
                              Total                                        N.A.

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances             Aggregate
        in the Accounts which were delinquent as of               Account
        the end of the day on the last day of the                 Balance
        Monthly Period                                    ----------------------

        (a)  35 - 64 days                                       $349,530,813.02
        (b)  65 - 94 days                                        244,012,626.63
        (c)  95 - 124 days                                       175,806,841.80
        (d)  125 - 154 days                                      146,575,338.24
        (e)  155 - 184 days                                      121,197,342.06
        (f)  185 or more days                                     95,003,107.18
                                                          ----------------------
                              Total                           $1,132,126,068.93
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-5
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    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during the Monthly Period
             allocable to the Invested Amount (the
             aggregate "Investor Default Amount")

                              Class A                             $2,254,549.27
                              Class B                                176,576.30
                              Collateral Inv. Amt.                   285,200.48
                                                          ----------------------
                              Total                               $2,716,326.05
                                                          ======================

        (b)  The amount set forth in paragraph 5(a)
             above in respect of the Monthly Investor
             Default Amount, per original $1,000
             interest

                              Class A                                     $4.51
                              Class B                                      4.51
                              Collateral Inv. Amt.                         4.51
                                                          ----------------------
                              Total                                       $4.51
                                                          ======================


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)  The aggregate amount of Class A Investor
             Charge-Offs and the reductions in the
             Class B Invested Amount and the Collateral
             Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (b)  The amounts set forth in paragraph 6(a)
             above, per $1,000 original certificate
             principal amount (which will have the
             effect of reducing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-5
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        (c)  The aggregate amount of Class A Investor
             Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


        (d)  The amount set forth in paragraph 6(c)
             above, per $1,000 interest (which will
             have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


    7.  Investor Servicing Fee.
        -----------------------

        (a)  The amount of the Investor Monthly
             Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                              Class A                               $625,000.00
                              Class B                                 48,950.00
                    Remaining Servicing Fee                           79,062.50
                                                          ----------------------
                              Total                                 $753,012.50
                                                          ======================


        (b)  The amount set forth in paragraph 7(a)
             above, per $1,000 interest

                              Class A                               $1.25000000
                              Class B                                1.25000000
                    Remaining Servicing Fee                          1.25000000
                                                          ----------------------
                              Total                                 $1.25000000
                                                          ======================


    8.  Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                              Class B                                     $0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-5
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    9.  Collateral Invested Amount
        --------------------------

        (a)  The amount of the Collateral Invested
             Amount as of the close of business on the
             related Distribution Date after giving effect
             to withdrawals, deposits and payments to
             be made in respect of the preceding month           $63,250,000.00


        (b)  The Required Collateral Invested Amount as of
             the close of business on the related
             Distribution Date after giving effect to
             withdrawals, deposits and payments to be made
             in respect of the preceding month                   $63,250,000.00



    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date).
        The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000
                                                          ----------------------
                              Total (weighted avg.)                  1.00000000

    11. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period               11.66%

    12. The Base Rate
        -------------

        The Base Rate for the related Monthly Period                      7.78%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                     FIRST USA BANK
                                     as Servicer

                                     By: /s/ W. Todd Peterson
                                         ------------------------------
                                         W. Todd Peterson
                                         Vice President